PENN SERIES FUNDS, INC.

Supplement dated September 1, 2026

to the Prospectus dated May 1, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

International Equity Fund

Effective September 1, 2026 (the “Effective Date”), Markus Hansen joined Daniel Kranson and David Souccar as a co-portfolio manager of the International Equity Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date, the information in the Prospectus under the heading entitled “Portfolio Manager” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Markus Hansen, Portfolio Manager at Vontobel, is a co-portfolio manager of the Fund. Mr. Hansen has served as a co-portfolio manager of the Fund since September 2026.

Daniel Kranson, CFA, Executive Director and Portfolio Manager at Vontobel, is a co-portfolio manager of the Fund. Mr. Kranson has served as a co-portfolio manager of the Fund since June 2016.

David Souccar, Executive Director and Portfolio Manager at Vontobel, is a co-portfolio manager of the Fund. Mr. Souccar has served as a co-portfolio manager of the Fund since June 2016.

In addition, as of the Effective Date, the following paragraph is added after the second paragraph under the heading “Management—Sub-Advisers—Vontobel Asset Management, Inc.” in the Fund’s Prospectus:

Markus Hansen, Portfolio Manager at Vontobel, has served as co-portfolio manager of the International Equity Fund since September 2026. Mr. Hansen joined Vontobel in April 2016 as a Senior Research Analyst within Quality Growth, assisting the Chief Investment Officer and portfolio managers in company research and stock selection. In 2020, his role expanded to include Portfolio Manager. In addition to Mr. Hansen’s portfolio management responsibilities, he maintains his research responsibilities, focusing on the consumer staples, consumer discretionary, and communication services sectors. Prior to joining Vontobel, he was a Co-Portfolio Manager and Senior Research Analyst at SLS Management from 2010 to 2016, responsible for European and US equity research. From 2007 to 2010, Mr. Hansen was a Senior Research Analyst at McKinley Capital Management in New York, covering global and emerging-market stocks of companies with medium to large market capitalization. From 2006 to 2007, he worked at Brahman Capital Corporation in New York, covering global and US equities. From 1996 to 2006, Mr. Hansen was Managing Director of Hedge Fund Sales at Société Générale USA in New York. He began his financial career in 1994 at Hoare-Govett (ABN AMRO) in London, covering European companies. Mr. Hansen received a B.A. in Economics from Heriot-Watt University in Edinburgh.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8285 09/26

PENN SERIES FUNDS, INC.

Supplement dated September 1, 2026

to the Statement of Additional Information (“SAI”) dated May 1, 2026,

as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

International Equity Fund

Effective September 1, 2026, (the “Effective Date”), Markus Hansen joined Daniel Kranson and David Souccar as a co-portfolio manager of the International Equity Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information—Portfolio Managers—Vontobel Asset Management, Inc.” is hereby deleted and replaced with the following:

Messrs. Chelat, Kranson and Souccar did not beneficially own any shares of the Funds as of December 31, 2025. Mr. Hansen did not beneficially own any shares of the Fund as of July 31, 2026.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Markus Hansen†	3	$335	3	$674	2	$448

†	The information for Mr. Hansen is provided as of June 30, 2026.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8286 09/26